EXHIBIT 1
                            Articles of Incorporation
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                            Articles of Incorporation
                              (Pursuant to NRS 78)
                                 STATE OF NEVADA
Filed#  C19782-99
(For filing office use)          Secretary of State
                                                         (For filing office use)

       IMPORTANT: Read instructions on reverse side before completing this form.
                       TYPE OR PRINT (BLACK INK ONLY)

1.    NAME OF CORPORATION:     Yang Holding Company
2.    RESIDENT AGENT: (designated resident agent and his Street Address

   Name of Resident Agent      The Corporation Trust Company of Nevada

         Street Address:       One East First Street,        Reno, Nevada 89501

3.    SHARES: (number of shares the corporation is authorized to issue)
   Number of shares with par value:   70,000,000   Par Value:  $0.00001
   Number of shares without par value:______________

4. GOVERNING BOARD: Shall be styled as (check one): X Directors ______ Trustees The FIRST BOARD OF DIRECTORS shall consist of X members and the names and addresses are as follows (attach additional pages if necessary):

---------------------------------------  --------------------------------------
Name                                        Address     City/State/Zip

----------------------------------------- -------------------------------------
Name                                        Address     City/State/Zip

5.PURPOSE (optional-see reverse side):  The purpose of the corporation shall be:
  ------------------------------------------------------------------------------

6. OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS 78/037 or any other information you deem appropriate. If any of the additional information is contradictory to this form it cannot be filed and will be returned to you correction. Number of page attached -0-.

7. SIGNATURES OF INCORPORATORS: The names and address of each of the incorporators signing the articles: (signature must be notarized) (Attach additional pages if there are more than two incorporators.)

   ___Suzanne Burich___ _____________________
   ----------------------------------------------------
   Name (print)                           Name (print)
   _1200 S. Pine Island Road    Plantation, FL 33324_
   ----------------------------------------------------
   Address        City/State/Zip          Address
   __/s/_Suzanne Burich_____________________________
   ----------------------------------------------------
   Signature                              Signature

   State of Florida County of Broward This instrument was acknowledged before me on This instrument was acknowledged before me on August 10, 1999, by __________________________________________, 19___, by
   ----------------------------------------------------
                     Name of Person
   As incorporator
   Of Yang Holding Company______________
   --------------------------------------------------
   (name of party on behalf of whom instrument was executed)
   ----------------------------------------------------
                  Notary Public signature
                 (affix notary stamp or seal)
8.    CERTIFICATE OF ACCEPTANCE OF APPOINMENT OF RESIDENT AGENT
   The Corporation Trust Company of Nevada hereby accepts appointment as Resident Agent for the above named corporation.
   The Corporation Trust Company of Nevada :
   _________________________________________    ____August 10,
   1999__________________________________ Signature of Resident Agent
                                                    Date
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                           Seal of Secretary of State
                                     NEVADA

                     CORPORATE CHARTER



I, DEAN HELLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that YANG HOLDING COMPANY did on August 11, 1999 file in this office the original Articles of Incorporation; that said Articles are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.




                                 IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office, in Carson City, Nevada, on August 11, 1999.




                                       By:  Dean heller
                                      Secretary of State

                                       By: Denise A Bates
                                       Certification Clerk

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